UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2021 (December 16, 2021)

REVELSTONE CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41178	87-1511157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14350 Myford Road

Irvine, CA 92606

(Address of principal executive offices, including zip code)

(949) 751-7518

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RCACU	The Nasdaq Stock Market, LLC

Class A Common Stock, par value $0.0001 per share	RCAC	The Nasdaq Stock Market, LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	RCACW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2021, Revelstone Capital Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. Pursuant to the Underwriting Agreement (defined below), the underwriters have an option to purchase an additional 2,250,000 Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-261352) related to the IPO, which was declared effective by the U.S. Securities and Exchange Commission (the “Commission”) on December 16, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement (the “Underwriting Agreement”), dated December 16, 2021, by and among the Company, BofA Securities, Inc. (“BofA”) and Roth Capital Partners, LLC (“Roth”) as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 16, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 16, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Revelstone Capital, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 16, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated December 16, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Sponsor Warrants Purchase Agreement, dated December 16, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5.1 hereto and incorporated herein by reference.

●	A Warrants Purchase Agreement, dated December 16, 2021, by and between the Company and Roth, a copy of which is attached as Exhibit 10.5.2 hereto and incorporated herein by reference.

●	Investment Agreements, each dated November 18, 2021, by and among the Company and certain anchor investors, copies of which are attached as Exhibits 10.6.1, 10.6.2 and 10.6.3 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 5,800,000 (the “Private Warrants ”), at a purchase price of $10.00 per private Warrant, of which 5,050,000 Private Warrants were sold to the Sponsor and 750,000 Private Warrants were sold to Roth, generating gross proceeds to the Company of $5,800,000. The Private Warrants are identical to the public Warrants sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On December 16, 2021, in connection with the IPO, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. A copy of the Second Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $151,500,000 was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s second amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months (the “Combination Period”) from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within the Combination Period, subject to applicable law.

On December 16, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On December 21, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 16, 2021, by and among the Company, BofA Securities and Roth Capital Partners, LLC, as representatives of the several underwriters.

3.1	Second Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated December 16, 2021, by and between the Company and CST, as warrant agent.

10.1	Registration Rights Agreement, dated December 16, 2021, by and among the Company and security holders.

10.2	Letter Agreement, dated December 16, 2021, by and among the Company, its officers, directors and the Sponsor.

10.3	Investment Management Trust Agreement, dated December 16, 2021, by and between the Company and CST, as trustee.

10.4	Administrative Services Agreement, dated December 16, 2021, by and between the Company and the Sponsor.

10.5.1	Private Warrant Purchase Agreement, dated December 16, 2021, by and between the Company and the Sponsor.

10.5.2	Private Warrant Purchase Agreement, dated December 16, 2021, by and between the Company and Roth Capital Partners, LLC.

10.6.1	Investment Agreement, dated November 18, 2021, by and between the Company and certain anchor investors.

10.6.2	Investment Agreement, dated November 18, 2021, by and between the Company and certain anchor investors.

10.6.3	Investment Agreement, dated November 18, 2021, by and between the Company and certain anchor investors.

99.1	Press Release, dated December 16, 2021.

99.2	Press Release, dated December 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVELSTONE CAPITAL ACQUISITION CORP.

	By:	/s/ Morgan Callagy
		Name:	Morgan Callagy
		Title:	Co-Chief Executive Officer

Dated: December 22, 2021